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                                                                     EXHIBIT 4.1

                          INCORPORATED UNDER THE LAWS
                            OF THE STATE OF DELAWARE

                          [T-3 ENERGY SERVICES LOGO]

                           T-3 ENERGY SERVICES, INC.

          NUMBER                                                   SHARES

      COMMON STOCK                                            CUSIP 87306E 60 7

 THIS CERTIFICATE IS TRANSFERABLE IN                           SEE REVERSE FOR
NEW YORK, NY AND IN DEERFIELD PARK, NJ                       CERTAIN DEFINITIONS

         THIS CERTIFIES that


         is the owner of

            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
                     THE PAR VALUE OF $0.001 PER SHARE, OF

                           T-3 ENERGY SERVICES, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the seal of the Corporation and the signature of its duly authorized officers.


                                            Dated:


------------------------------------        COUNTERSIGNED AND REGISTERED
         PRESIDENT AND CHIEF                    MELLON INVESTOR SERVICES LLC
          EXECUTIVE OFFICER                         TRANSFER AGENT AND REGISTRAR


                                     [SEAL]


                                            By
-------------------------------------       ------------------------------------
          VICE PRESIDENT,                            AUTHORIZED SIGNATURE
CHIEF FINANCIAL OFFICER AND SECRETARY



                                      EX-5

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

                           T-3 ENERGY SERVICES, INC.

     The following abbreviation, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM - as tenants in common                 UNIF GIFT MIN ACT- ___________ Custodian  ___________
     TEN ENT - as tenants by the entireties                               (Cust)                (Minor)
     JT TEN  - as joint tenants with right
               of survivorship and not as                              under Uniform Gifts to Minors
               tenants in common                                       Act _______________________
                                                                                    (State)

            Additional abbreviations may also be used though not in the above list.

For Value Received, _____________________________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
 _____________________________________
|                                     |
|                                     |
|_____________________________________|__________________________________________________________________


_________________________________________________________________________________________________________
        PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

_________________________________________________________________________________________________________


_________________________________________________________________________________________________________

__________________________________________________________________________________________________ Shares
of the Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

_________________________________________________________________________________________________________


_________________________________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated __________________________________


             NOTICE:                                X____________________________________________________
     THE SIGNATURE(S) TO THIS                                             (SIGNATURE)
     ASSIGNMENT MUST CORRESPOND
     WITH THE NAME(S) AS WRITTEN
     UPON THE FACE OF THE
     CERTIFICATE IN EVERY
     PARTICULAR WITHOUT
     ALTERATION OR ENLARGEMENT                       X___________________________________________________
     OR ANY CHANGE WHATEVER.                                              (SIGNATURE)



                                                     ____________________________________________________
                                                      THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
                                                      GUARANTOR INSTITUTION (BANKS, STOCKHOLDERS, SAVINGS
                                                      AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
                                                      MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
                                                      MEDALLION PROGRAM) PURSUANT TO SEC RULE.

                                                     ____________________________________________________
                                                      SIGNATURE(S) GUARANTEED BY:










                                                     ____________________________________________________
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                                      EX-6